Preferred Stock	3 Months Ended
Mar. 31, 2020
Stockholders Equity Note Abstract
Preferred Stock

6. Preferred Stock

As of March 31, 2020 the Company held one preferred stock investment accounted for as a debt security held to maturity recorded at amortized cost. The preferred stock investment consists of 40,000 shares of preferred stock in Jernigan Capital, Inc., (“JCAP”), a publicly traded REIT that provides capital to private developers as well as owners and operators of self-storage facilities. The preferred stock pays a fixed quarterly cash dividend of 7% in addition to a quarterly stock dividend of $2.125 million payable on a pro rata basis to the holders of the preferred stock for the first three quarters of 2020 and for the first fiscal quarter of 2021. For the last fiscal quarter of 2020 and for the second fiscal quarter of 2021, the stock dividend varies based on the underlying company’s incremental book value and past aggregate dividends among other things, but will be no less than $2.125 million on a pro rata basis to the holders of the preferred stock.

The following table presents the preferred stock investments as of March 31, 2020 (in thousands, except share amounts):

Investment	Investment Date	Shares	Carrying Value (1)	Property Type	Interest Rate	Maturity Date

Preferred Stock

Jernigan Capital	2/11/2020	40,000	40,374	Self-storage	7.00%	12/31/2021

(1)	Carrying value includes an unamortized purchase premium of approximately $0.4 million.

The following table presents activity related to the Company’s preferred stock (in thousands):

For the Three Months Ended March 31, 2020

Dividend income	$473

Amortization of premium on preferred stock investment	(26)

$447